Exhibit 10.17

EXECUTION VERSION

FOURTH AMENDMENT TO TERM LOAN AGREEMENT

THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is made and entered into effective as of August 10, 2017, by and among U.S. XPRESS ENTERPRISES, INC., a Nevada corporation (the “Borrower”), NEW MOUNTAIN LAKE HOLDINGS, LLC, a Nevada limited liability company (“Holdings”), WILMINGTON TRUST, NATIONAL ASSOCIATION, in its capacity as administrative and collateral agent (the “Agent”) for the several banks and other financial institutions from time to time party to the Term Loan Agreement (as defined below) as lenders (collectively, the “Lenders”), and the Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Lenders and the Agent are parties to that certain Term Loan Agreement, dated as of May 30, 2014 (as amended by the First Amendment to Term Loan Agreement dated as of April 10, 2015, the Second Amendment to Term Loan Agreement dated as of November 8, 2016, and the Third Amendment to Term Loan Agreement dated as of March 1, 2017, and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Term Loan Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Term Loan Agreement), pursuant to which the Lenders have made certain Term Loans to the Borrower;

WHEREAS, the Borrower has requested certain amendments to the Term Loan Agreement, and subject to the terms and conditions hereof, the requisite Lenders are willing to agree to such amendments and the parties have agreed to effect such amendments through this Amendment;

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties (including the Agent and the Required Lenders) agree as follows:

1.                                      Term Loan Agreement Amendments.  Effective upon the satisfaction of the conditions set forth in Section 2 below, the Term Loan Agreement is hereby amended as follows:

a.                                      The definition of “Consolidated EBITDA” in Section 1.1 of the Term Loan Agreement is hereby amended by deleting the word “and” between clause (b)(x)(B) and (C) and replacing it with a comma, and inserting the following after clause (b)(x)(C): “, (D) fees and expenses of A.T. Kearney or other Advisor engaged and retained in accordance with Section 6.4 of this Agreement not to exceed $3,000,000 in the aggregate, and (E) severance, termination, or restructuring costs related to recommendations of such Advisor not to exceed $1,000,000 in the aggregate.”

b.                                      Section 1.1 of the Term Loan Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

“Fourth Amendment” means that certain Fourth Amendment to Term Loan Agreement, dated as of August 10, 2017, by and among the Borrower, Holdings, the Agent, and the Lenders.

c.                                       Section 6.1 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

Section 6.1.                                Leverage Ratio.     The Borrower will maintain, as of the end of each Fiscal Quarter, a Leverage Ratio for the period of four Fiscal Quarters then ending of not greater than the ratio set forth opposite the applicable Fiscal Quarter in the table below:

Fiscal Quarter	Leverage Ratio

The Fiscal Quarter ending on June 30, 2014	5.30:1.0

The Fiscal Quarter ending on September 30, 2014	5.30:1.0

The Fiscal Quarter ending on December 31, 2014	5.10:1.0

The Fiscal Quarter ending on March 31, 2015	4.90:1.0

The Fiscal Quarter ending on June 30, 2015	4.80:1.0

The Fiscal Quarter ending on September 30, 2015	4.70:1.0

The Fiscal Quarter ending on December 31, 2015	4.60:1.0

The Fiscal Quarter ending on March 31, 2016	4.50:1.0

The Fiscal Quarter ending on June 30, 2016	4.50:1.0

The Fiscal Quarter ending on September 30, 2016	4.40:1.0

The Fiscal Quarter ending on December 31, 2016	4.65:1.0

The Fiscal Quarter ending on March 31, 2017	4.80:1.0

The Fiscal Quarter ending on June 30, 2017	4.75:1.0

The Fiscal Quarter ending on September 30, 2017	4.75:1.0

The Fiscal Quarter ending on December 31, 2017	4.25:1.0

The Fiscal Quarter ending on March 31, 2018	4.25:1.0

The Fiscal Quarter ending on June 30, 2018	4.25:1.0

The Fiscal Quarter ending on September 30, 2018	4.25:1.0

The Fiscal Quarter ending on December 31, 2018	4.20:1.0

The Fiscal Quarter ending on March 31, 2019	4.20:1.0

2.                                      Conditions to Effectiveness of this Amendment.  Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the Lenders hereunder, it is understood and agreed that the amendments set forth in Section 1 above shall not become effective, and the Borrower shall have no rights thereunder, unless and until the Agent and Lead Lenders receive:

a.                                      Reimbursement or payment of its costs and expenses incurred in connection with this Amendment (including reasonable fees, charges and disbursements of counsel to the Lead Lenders and the Agent);

b.                                      Receipt of the amendment fee in respect of this Amendment to the Agent for the pro rata accounts of the Lenders in the amount of $242,331;

c.                                       Executed counterparts to this Amendment from the Borrower, Holdings, the Agent, and the Lenders constituting at least Required Lenders; and

d.                                      All other documents, opinions, or information reasonably requested by the Agent.

3.                                      Post-Closing Covenants.

a.                                      With respect to the marketing for the sale to a third-party buyer (the “Sale”) of substantially all of the assets, properties, rights and interests used in, held for use in connection with, or otherwise related to, the business and operations of Xpress Internacional, S.A. de C.V. (“Xpress Internacional”):

(i)                                     Within 30 days of the date of this Amendment, the Borrower shall have engaged an investment bank or other similar advisor (the “Sale Advisor”) acceptable to Holdings’ board of directors to advise the Borrower in connection with the Sale, pursuant to an engagement letter in form and substance and on terms satisfactory to Holdings’ board of directors;

(ii)                                  Within 45 days of engaging the Sale Advisor, the Borrower shall have initiated a customary marketing process, expected to include negotiation of nondisclosure agreements with parties identified by the Sale Advisor as potential purchasers and distribution of informational and marketing materials (expected to include a teaser and an offering memorandum) and solicitations for bids in connection with the Sale;

(iii)                               The Borrower shall distribute (or shall cause the Sale Advisor to distribute) promptly to the Lead Lenders all bids received in connection with the Sale, together with copies of all related documentation setting forth the terms of such bids; and

(iv)                              For any bid received in connection with the Sale that is approved by Holdings’ board of directors, (A) the Borrower shall proceed with attempting to negotiate a letter of intent or other similar document (the “Letter of Intent”) acceptable to Holdings’ board of directors evidencing an intent to enter into a purchase and sale agreement (the “Sale Agreement”) and (B) on a reasonable and customary basis following execution of the Letter of

Intent, the Borrower shall proceed toward consummating the Sale pursuant to a reasonable and customary Sale Agreement and all other relevant definitive documentation in connection with the Sale, which documentation shall be on terms and in form and substance satisfactory to Holdings’ board of directors, it being understood that there can be no assurance that any Sale Agreement will be executed with any bidder or any Sale ultimately consummated.

b.                                      The Borrower shall use commercially reasonable efforts, exercised through its non-controlling ownership of and position on the board of directors on Parker Global Enterprises, Inc., to continue to support the commencement of marketing for the sale to a third-party buyer of substantially all of the assets, properties, rights and interests used in, held for use in connection with, or otherwise related to, the business and operations of Parker Global Enterprises, Inc.

c.                                       The Borrower shall continue to engage A.T. Kearney or another Advisor, in compliance with the requirements of Section 6.4 of the Term Loan Agreement, through at least the later of (i) December 31, 2017 or (ii) the date on which the Borrower is no longer required to retain an Advisor pursuant to Section 6.4 of the Term Loan Agreement.

d.                                      The Borrower shall (i) in reasonable detail, report to the Lenders on each of the covenants contained in Sections 3(a), (b), and (c) of this Amendment at each meeting of Holdings’ board of directors and as reasonably requested by the Lenders between meetings of Holdings’ board of directors and (ii) afford members and observers of Holdings’ board of directors with access to the investment bank referred to in Section 3(a) and the consultant(s) referred to in Section 3(c) for direct dialogue in person or by telephone conference.

4.                                      Representations and Warranties.  To induce the Lenders to consent to this Amendment and instruct the Agent to enter into this Amendment, each of the Borrower and Holdings hereby represents and warrants to the Lenders and the Agent that:

a.                                      The execution, delivery and performance by each of the Borrower and Holdings of this Amendment: (i) does not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to any Loan Party or any judgment, order or ruling of any Governmental Authority, and (iii) will not give rise to a right thereunder to require any payment to be made by any Loan Party;

b.                                      This Amendment has been duly executed and delivered by each of the Borrower and Holdings and constitutes a legal, valid, and binding obligation of each of the Borrower and Holdings, enforceable against each of Borrower and Holdings in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium, and other laws affecting creditors’ rights and remedies in general; and

c.                                       Before and after giving effect to this Amendment, the representations and warranties contained in the Term Loan Agreement, as the same may be amended or otherwise affected by the amendments contained herein, are true and correct in all material respects, and no Default or Event of Default has occurred and is continuing as of the date hereof.

5.                                      Effect of Amendment.  All terms of the Term Loan Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding, and enforceable obligations of the Borrower, Holdings, and the other Loan Parties to the Lenders and the Agent.  The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Agent or the Lenders under the Term Loan Agreement, nor constitute a waiver of any provision of the Term Loan Agreement.  This Amendment shall constitute a Loan Document for all purposes of the Term Loan Agreement.

6.                                      Release.  Effective on the date hereof, the Borrower, Holdings, on behalf of themselves and each other Loan Party, hereby waives, releases, remises and forever discharges the Agent and each Lender, each of their respective Affiliates, and each of the officers, directors, employees and agents of the Agent, each Lender and their respective Affiliates (collectively, the “Releasees”), from any and all claims, suits, investigations, proceedings, demands, obligations, liabilities, causes of action, damages, losses, costs and expenses, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute or common law of any kind or character, known or unknown, past or present, liquidated or unliquidated, suspected or unsuspected, which the Borrower, Holdings or any other Loan Party ever had, or now has against any such Releasee which relates, directly or indirectly to this Amendment, the Term Loan Agreement, any other Loan Document, or to any acts or omissions of any such Releasee under, in connection with, pursuant to or otherwise in respect of this Amendment, the Term Loan Agreement or any of the other Loan Documents, except for the duties and obligations of the Releasees set forth in this Amendment, the Term Loan Agreement, or any of the other Loan Documents.

7.                                      Reaffirmation of Obligations and Acknowledgment of Indebtedness.  Each of the Borrower and Holdings hereby acknowledges that the Loan Documents and the Obligations constitute the valid and binding obligations of the Loan Parties enforceable against the Loan Parties, and each of the Borrower and Holdings hereby reaffirms its obligations under the Loan Documents.

8.                                      Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.

9.                                      No Novation.  This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Term Loan Agreement or an accord and satisfaction in regard thereto.

10.                               Costs and Expenses.  The Borrower agrees to pay all reasonable, out-of-pocket costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment in accordance with Section 10.3(a) of the Term Loan Agreement.

11.                               Counterparts.  This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument.  Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

12.                               Binding Nature.  This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.

13.                               Entire Understanding.  This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

14.                               Agent Authorization. Each of the undersigned Lenders hereby directs and authorizes the Agent to execute and deliver this Amendment and the other documents entered into in connection herewith on its behalf and, by its execution below, each of the undersigned Lenders agrees to be bound by the terms and conditions of this Amendment and such other documents.

(remainder of page intentionally left blank)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

BORROWER:

U.S. XPRESS ENTERPRISES, INC.

By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Treasurer, Chief Financial Officer, and Secretary

HOLDINGS:

NEW MOUNTAIN LAKE HOLDINGS, LLC

By:	/s/ Lisa Pate
	Name:	Lisa Pate
	Title:	Manager, President, and Treasurer

Signature Page to Fourth Amendment to Term Loan Agreement

AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION as administrative and collateral agent

By:	/s/ Alisha Clendaniel
	Name:	Alisha Clendaniel
	Title:	Banking Officer

Signature Page to Fourth Amendment to Term Loan Agreement

LENDERS:

DARBY CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

DUNLAP FUNDING LLC, as a Lender

By: FS Investment Corporation III, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

JUNIATA RIVER LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

HAMILTON STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Term Loan Agreement

LOCUST STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

RACE STREET FUNDING LLC, as a Lender

By: FS Investment Corporation, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

WISSAHICKON CREEK LLC, as a Lender

By: FS Investment Corporation II, as Sole Member
By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Marisa Beeney
Name:	Marisa Beeney
Title:	Authorized Signatory

Signature Page to Fourth Amendment to Term Loan Agreement

BENEFIT STREET PARTNERS SMA LM L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PECM STRATEGIC FUNDING L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PECM STRATEGIC FUNDING SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

PROVIDENCE DEBT FUND III (NON-US) SPV L.P., as a Lender

By:	/s/ Bryan Martoken
Name:	Bryan Martoken
Title:	CFO

Signature Page to Fourth Amendment to Term Loan Agreement

By their signatures below each of the Loan Parties acknowledges and agrees to the terms of this Amendment and, except as expressly provided for in this Amendment, hereby affirms its absolute and unconditional promise to pay the Term Loans and other amounts due under the Term Loan Agreement, as amended hereby, at the times and in the amounts provided for herein.

OTHER LOAN PARTIES:	U. S. XPRESS, INC., a Nevada corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

U. S. XPRESS LEASING, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary and Treasurer

XPRESS AIR, INC., a Tennessee corporation

	By:	/s/ Eric Peterson
	Name:	Eric Peterson
	Title:	Secretary

Signature Page to Fourth Amendment to Term Loan Agreement

XPRESS HOLDINGS, INC., a Nevada corporation

By:	/s/ Mindy Walser
Name:	Mindy Walser
Title:	President

ASSOCIATED DEVELOPMENTS, LLC, a Tennessee limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Vice Manager and Secretary

TAL POWER EQUIPMENT #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL POWER EQUIPMENT #2 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Fourth Amendment to Term Loan Agreement

TAL REAL ESTATE LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TAL VAN #1 LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL LOGISTICS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TOTAL TRANSPORTATION OF MISSISSIPPI LLC, a Mississippi limited liability company

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

TRANSPORTATION ASSETS LEASING INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Fourth Amendment to Term Loan Agreement

TRANSPORTATION INVESTMENTS INC., a Mississippi corporation

By:	/s/ Eric Peterson
Name:	Eric Peterson
Title:	Secretary and Treasurer

Signature Page to Fourth Amendment to Term Loan Agreement